Commitments and Contingencies	6 Months Ended
Jun. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 6:-	COMMITMENTS AND CONTINGENCIES

From time to time, the Company and/or its subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters. The Company accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter.

Lawsuits have been brought against the Company in the ordinary course of business. The Company intends to defend itself vigorously against those lawsuits.

In August 2009, an Israeli software company and one of its owners initiated an arbitration proceeding against the Company and one of its subsidiaries, claiming an alleged breach of a non-disclosure agreement between the parties, or the First Arbitration. The software company sought damages in the amount of approximately NIS 52 million (approximately $13.4 million). The arbitrator rendered his decision in January 2015 and determined that we should pay damages in the amount of $2.4 million.

In September 2016, the same software company sought damages of NIS 34,106 million against the Company and one of its subsidiaries in an arbitration proceeding taking place between the parties (the “Arbitration Proceeding”). In the Arbitration Proceeding, the software company claims that warning letters that the Company sent to its clients in Israel and abroad, warning those clients against the possibility that the conversion procedure offered by the software company may amount to an infringement of the Company’s copyrights (the “Warning Letters”), as well as other alleged actions, have caused the software company damages resulting from loss of potential business. The Arbitration Proceeding is based on rulings given in the First Arbitration that was held between the parties in which it was decided that the Warning Letters constituted a breach of a non-disclosure agreement (NDA) signed between the parties, and upon damages that were awarded to the software company for the years 2009-2010. The software company claims that it was granted permission in the First Arbitration to seek damages relating to the years 2011 onwards in separate proceedings.

On January 23, 2017, the Company filed its statement of defense, maintaining, on various grounds, that the Lawsuit must be rejected, both in limine and on its merits. The software company filed its response on April 2, 2017. Both sides have submitted witness statements, as well as expert opinions relating to both financial issues, technical issues and Google Ads issues.

In view of: (i) the nature of the claims - both factual and legal - that were raised in the proceedings; (ii) the likelihood of an expert-based ruling; and (iii) the stage of the proceedings, where the witnesses and experts are yet to be cross-examined, it is impossible to properly evaluate the prospect of the Arbitration Proceeding being successful.

In February 2018, Comm-IT Ltd., a subsidiary of the Company commenced an action against a customer for payment of an overdue amount in the Supreme Court of the State of New York, New York County. In April 2018, the customer filed an answer in the action that included counterclaims asserting causes of action for breach of contract, fraud, and trespass to chattel. Based on the Company’s review of the allegations asserted in the counterclaims, it appears that the allegations do not have merit.